Long-term investments	12 Months Ended
Dec. 31, 2022
Long-term investments.
Long-term investments

9.Long-term investments

The following table sets forth the changes in the Group’s long-term investments:

Total
RMB
Balance as of December 31, 2020	121,179
Investments made	1,484
Loss from private fund	(91)
Balance as of December 31, 2021	122,572
Disposal of investments	(972)
Impairment loss of investments	(86,600)
Balance as of December 31, 2022	35,000

In 2021, the Group acquired an equity investment by providing technical support with a consideration of RMB1,484.

In 2022, the Group derecognized a long-term investment of RMB1,484 as a result of disposal of Pintec Australia Pty Ltd and its subsidiaries.

In 2022, the Group transferred 52,844 shares with the consideration of RMB2,020 and ultimately owned 10% equity interest of an investment. As a result, the Group would neither significant influence nor control over it and recognized investment as investment without readily determinable fair value subsequently in its carrying amount of nil.

For the years ended December 31, 2020, 2021 and 2022, the Group recognized impairment on long-term investments of RMB15,908, nil and RMB86,600, respectively, due to their recurring operating losses and non-recoverability, such the impairment was other-than temporary. For the years ended December 31, 2020, 2021 and 2022, the Group recognized its proportionate share of the equity investee’s net loss in the amount of RMB11,523, nil and nil. For the years ended December 31, 2020, 2021 and 2022, the changes in fair value of private fund were loss of RMB421, RMB91 and gain of RMB nil, respectively. As of December 31, 2021 and 2022, the carrying amount of long- term investments was RMB122,572 and RMB35,000, respectively.